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                                                                   Exhibit  10.1

                                THIRD AMENDMENT
                         TO LOAN AND SECURITY AGREEMENT

THIS THIRD AMENDMENT is made effective as of this 13th day of July, 1998, between P.G. DESIGN ELECTRONICS, INC. (formerly known as PG Newco Corp.), a Delaware corporation ("Borrower") and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender").

                                    Recitals

Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of May 29, 1997 (as amended, the "Loan Agreement"), pursuant to which Lender has agreed to make loans from time to time to Borrower in accordance with the terms and conditions thereof. Borrower and Lender desire to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lender do hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Loan Agreement (except as otherwise expressly defined or limited herein) and do hereby further agree as follows:

                               Statement of Terms

1. Amendment. Clause (d) of Schedule 1.6 of the Loan Agreement is amended and restated to read as follows:

"(d) that is an obligation for which the total unpaid Accounts of the Account Debtor exceed thirty-five percent (35%) (or with respect to NEC, eighty percent (80%)) of the aggregate of all Accounts, to the extent of such excess;"

2. No Other Amendments. Except for the amendment expressly set forth and referred to in Section 1 above, the Loan Agreement shall remain unchanged and in full force and effect and this Third Amendment shall be limited precisely as drafted and shall not be construed as an amendment, consent or a waiver of any other terms or provisions of the Loan Agreement. Nothing in this Third Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower's indebtedness under or in connection with the Loan Agreement or any other indebtedness to the Lender.

3. Representation and Warranties. To induce Lender to enter into this Third Amendment, Borrower does hereby warrant, represent and covenant to Lender that:
(a) each representation or warranty of Borrower set forth in the Loan Agreement is hereby restated and reaffirmed as true and correct on and as of the date hereof as if such representation or warranty were made on and as of the date hereof (except to the extent that any such representation or warranty expressly relates to a prior specific date or period in which case it is true and correct as of such prior date or period), and no Default or Event of Default has occurred and is continuing as of this date under the Loan Agreement after giving effect to this Third Amendment; and (b) Borrower has the power and authority and is duly authorized to enter into, deliver and perform this Third Amendment and this Third Amendment is the legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms.

4. Conditions Precedent to Effectiveness of this Third Amendment. The effectiveness of this Third Amendment is subject to the fulfillment of the following conditions precedent:

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(a) Lender shall have received one or more counterparts of this Third Amendment duly executed and delivered by Borrower;

(b) Lender shall have received a $5,000 amendment fee from Borrower;

5. Counterparts. This Third Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

6. GOVERNING LAW. THIS SECOND AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered as of the day and year first set forth above.


P.G. DESIGN ELECTRONICS, INC.


By
Name:  Leon F. Fiorentino
Title: Vice President


GENERAL ELECTRIC CAPITAL CORPORATION


By
Name:  Steven E. Friedlander
Title: Duly Authorized Signatory

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